SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 13, 1998

                             MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

           Delaware                      0-9109                 95-3520818
(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)            Identification No.)

                 197 First Avenue, Suite 300, Needham, MA 02194
             (Address of principal executive offices and zip code)

                          MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

          Delaware                        0-9110                 96-3419438
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)

                 197 First Avenue, Suite 100, Needham, MA 02194
             (Address of principal executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)

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Item 5. Other Events
--------------------

                            THE MEDITRUST COMPANIES

               Introduction to Cobblestone's Financial Statements


On January 11, 1998, Cobblestone Holdings, Inc., parent of Cobblestone Golf Group, Inc. ("Cobblestone"), Meditrust Corporation and Meditrust Operating Company entered into an agreement and plan of merger pursuant to which Cobblestone will merge with and into Meditrust Corporation, with Meditrust Corporation being the surviving corporation.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a) Financial Statements

               None


     (b) Pro Forma Financial Information

               None


     (c) Exhibits

     23        Consent of Independent Auditors

     99.1      Consolidated Financial Statements and Schedules of
               Cobblestone Holdings, Inc.

                    Index to Consolidated Financial Statements and Schedules

                    Report of Ernst & Young LLP, Independent Auditors

                    Consolidated Balance Sheets of Cobblestone Holdings, Inc. at September 30, 1997 and 1996.

                    Consolidated Statements of Operations of Cobblestone Holdings, Inc. for the years ended September 30, 1997, 1996 and 1995.

                    Consolidated Statements of Stockholders' Equity (Net Capital Deficiency) of Cobblestone Holdings, Inc. at September 30, 1997, 1996 and 1995, and October 1, 1994.

                    Consolidated Statements of Cash Flows of Cobblestone Holdings, Inc. for years ended September 30, 1997, 1996 and 1995.

                    Notes to Consolidated Financial Statements of Cobblestone Holdings, Inc.

                    Schedule I: Condensed Financial Information of Registrant

                    Schedule II: Valuation and Qualifying Accounts

     99.2 Unaudited Consolidated Financial Statements of Cobblestone Holdings, Inc. for the three and six month periods ended March 31, 1998 and 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          MEDITRUST CORPORATION

Date May 13, 1998                         By: /s/ David F. Benson
                                              -------------------------------
                                              Name:  David F. Benson
                                              Title: President


                                          MEDITRUST OPERATING COMPANY

Date May 13, 1998                         By: /s/ Abraham D. Gosman
                                              -------------------------------
                                              Name:  Abraham D. Gosman
                                              Title: Chairman of the Board,
                                                     Chief Executive Officer
                                                     and Treasurer